EXHIBIT 10.20

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

        WHEREAS, JACK RIPLEY and CONSTANT POWER MANUFACTURING, INCORPORATED ("COMPANY") entered into an Employment Agreement dated March 25, 1998;

        WHEREAS, paragraph 4(e)(1) of the agreeement requires COMPANY to pay JACK RIPLEY a Two Hundred Thousand and no/100ths Dollars ($200,000.00) bonus;

        WHEREAS, the rights of the Employee are non-assignable pursuant to paragraph 16 of the agreement;

        WHEREAS, JACK RIPLEY now desires to assign the bonus to MATTIE RIPLEY;

        KNOW ALL MEN BY THESE PRESENTS THAT THE PARTIES AGREE AS FOLLOWS:

        1. JACK RIPLEY agrees to assign the Two Hundred Thousand and no/100ths Dollars ($200,000.00) bonus to MATTIE RIPLEY.

        2. COMPANY agrees to the asssignment and will make the payment of the bonus pursuant to paragraph 4(e)(1) to MATTIE RIPLEY in accordance with a mutually acceptable schedule.

        3. JACK RIPLEY agrees that the payment to MATTIE RIPLEY pursuant to this assignment will relieve COMPANY of its obligations in regard to the Two Hundred Thousand and no/100ths Dollars Bonus.

        4. The parties agree that all other terms and conditions of the Employment Agreement are hereby ratified and shall remain the same and may be amended only by an instrument in writing.

        IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the 3 day of April, 1998.

                Company: Constant Power Manufacturing Incorporated
                         By: /s/ WILLIAM A. COSKEY
                         Name: William A. Coskey, President

                Employee: /s/ JACK RIPLEY
                              JACK RIPLEY

                Assignee: /s/ MATTIE RIPLEY
                              MATTIE RIPLEY

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